UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
March 24, 2025

AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Skyview Drive, Fort Worth, Texas 76155
1 Skyview Drive, Fort Worth, Texas 76155
(Address of Principal Executive Offices)	(ZIP Code)
(682)
278-9000
(682)
278-9000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	—	(1)

(1)	Attached to the Common Stock
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company: ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: ☐

Item 1.01 Entry into a Material Definitive Agreement.
On March 24, 2025, American Airlines, Inc., a Delaware corporation (“
American
”) and AAdvantage Loyalty IP Ltd. (“
Loyalty Co
” and with American, collectively, the “
Borrowers
”), an exempted company incorporated with limited liability under the laws of the Cayman Islands, entered into a Second Amendment to Term Loan Credit and Guaranty Agreement (the “
Second Amendment
”) to the Term Loan Credit and Guaranty Agreement, dated as of March 24, 2021 (prior to the entry into Second Amendment, the “
Prior 2021 Credit Agreement
” and, as amended by the Second Amendment, the “
2021 Credit Agreement
”), with, among others, the lenders party thereto, Barclays Bank PLC, as administrative agent, and Wilmington Trust, National Association, as collateral administrator.
As a result of the Second Amendment, the term loans outstanding under the Prior 2021 Credit Agreement with a principal amount of $2.275 billion (the “
Prior 2021 Term Loans
”) were replaced with new term loans in the same principal amount (the “
Replacement 2021 Term Loans
”). The terms of the Replacement 2021 Term Loans are substantially similar to the terms of the Prior 2021 Term Loans; however, (A) the Replacement 2021 Term Loans bear interest at a base rate (subject to a floor of 0.00%) plus an applicable margin of 1.25% per annum or, at the Borrowers’ option, the SOFR rate for a tenor of three months (subject to a floor of 0.00%), plus an applicable margin of 2.25% per annum and (B) the scheduled principal amortization amount was reduced to 0.25% of the amount of the Replacement 2021 Term Loans outstanding on the effective date of the Second Amendment, payable quarterly beginning in July 2025. Pursuant to the Second Amendment, the Replacement 2021 Term Loans are not subject to a cost spread adjustment.
The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Second Amendment, which is filed herewith as Exhibit 10.1 and is incorporated by reference into this Item 1.01.
Item 7.01. Regulation FD Disclosure.
American Airlines Group Inc. (the “
Company
”) will settle its 6.50% Convertible Senior Notes due 2025 (the “
Notes
”) at their upcoming maturity in cash (including any conversions up to a price per share of common stock of approximately $22.00) as described in more detail below and in Exhibit 99.1.
On March 27, 2025, the Company provided notice to the holders of its Notes that the Company has changed the default settlement method applicable to conversions of the Notes to provide that no shares of the Company’s common stock will be due upon settlement of the conversion of any Note (and, accordingly, such conversion will be settled entirely in cash) if the volume-weighted average price per share of common stock of the Company does not exceed approximately $22.00 on any trading day of the 20 trading day “observation period” over which the consideration due upon conversion is calculated and determined. A copy of the notice is furnished herewith as Exhibit 99.1 and is incorporated by reference into this Item 7.01.
After giving effect to the change to the default settlement method described above, the Company is updating its forecast of weighted average number of shares outstanding for purposes of calculating basic and diluted earnings per share for the year ending December 31, 2025 as follows:

FY 2025 Shares Forecast (millions)
	Shares 1
Earnings Level	Basic	Diluted	Addback 2
Earnings above $582	660.0	676.4	$14
Earnings up to $582	660.0	660.9	—
Net loss	660.0	660.0	—

1.
Shares outstanding are based upon several estimates and assumptions, including average per share stock price and stock award activity. The number of shares in actual calculations of earnings per share will likely be different from those set forth above.

2.	Interest addback for earnings per diluted share calculation for the Notes, net of estimated profit sharing and tax effects.

The information contained in Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “
Exchange Act
”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Cautionary Statement Regarding Forward-Looking Statements
This report includes forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth herein as well as in the Company’s Annual Report on Form
10-K
for the year ended December 31, 2024 (especially in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. Additionally, there may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1	Second Amendment to Term Loan Credit and Guaranty Agreement, dated as of March 24, 2025, among American Airlines, Inc., AAdvantage Loyalty IP Ltd., Barclays Bank PLC, as administrative agent, and Barclays Bank PLC, as Designated 2025 Replacement Term Lender

99.1	Registrant’s Notice

104	Cover page interactive data file (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A MERICAN A IRLINES G ROUP I NC .

Date: March 28, 2025	By:	/s/ Devon E. May
Name: Devon E. May
Title: Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A MERICAN A IRLINES , I NC .

Date: March 28, 2025	By:	/s/ Devon E. May
Name: Devon E. May
Title: Executive Vice President and Chief Financial Officer